SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2003

THE GOODYEAR TIRE & RUBBER COMPANY
(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation)	1-1927 (Commission File Number)	34-0253240 (I.R.S. Employer Identification No.)

1144 East Market Street, Akron, Ohio (Address of principal executive offices)	44316-0001 (Zip Code)

Registrant’s telephone number, including area code: (330) 796-2121

Item 7. Exhibits

Designation of
Exhibits in this Report	Description of Exhibit

99.1	News Release dated April 3, 2003.

Item 12. Results of Operations and Financial Condition.

     A copy of the news release issued by The Goodyear Tire & Rubber Company on Thursday, April 3, 2003, describing its results of operations for the fiscal year and quarter ended December 31, 2002, is attached hereto as Exhibit 99.1.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GOODYEAR TIRE & RUBBER COMPANY

Date:	April 3, 2003	By	/s/ Robert W. Tieken Robert W. Tieken Executive Vice President and Chief Financial Officer

Exhibit Index

99.1	News Release dated April 3, 2003.